Advances for Vessel Acquisitions and Vessels Under Construction	12 Months Ended
Dec. 31, 2011
Advances For Vessel Acquisitions And Vessels Under Construction Abstract
Advances for Vessel Acquisitions and Vessels Under Construction

4.Advances for Vessel Acquisitions and Vessels Under Construction

Advances for vessels under construction relate to the installments paid that were due to the respective shipyard including capitalized expenses.

In 2010, the Company entered into shipbuilding contracts with a Chinese shipyard for the construction of four Handysize drybulk vessels and three Kamsarmax drybulk vessels totaling $192.2 million. On March 17, 2011, the Company and the shipyard agreed to substitute two 4,800 TEU containerships for two of its Kamsarmax newbuilding contracts. In addition, on August 4, 2011, the Company and the shipyard agreed to convert its final Kamsarmax newbuilding contract into one of its already existing 4,800 TEU containership newbuildings. As a result of the above mentioned transactions, the net aggregate increase in the contract price was $18.0 million.

As of December 31, 2011, the Company’s newbuilding program consisted of four Handysize drybulk vessels with expected delivery in 2012 and two 4,800 TEU containerships with expected delivery in the fourth quarter of 2013. Each contract provides for payment of one advance deposit and final payment on delivery of each vessel. An amount of $57.5 million and $3.6 million was paid to the shipyard in 2010 and 2011, respectively, representing the first installment which was financed from the Company’s own funds.

The Company has also entered into management agreements with Allseas, relating to the supervision of each of the contracted newbuildings (Note 10).